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GENERAL DYNAMICS CORPORATION                     POWER OF ATTORNEY
COMMISSION FILE NUMBER 1-3671                    REPORTS ON FORM
IRS NO. 13-1673581                               10-K AND 10-Q




                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or officers of GENERAL DYNAMICS CORPORATION, a Delaware corporation, hereby constitutes and appoints each of NICHOLAS D. CHABRAJA, J. STEVEN KEATE,
E. ALAN KLOBASA, and his true and lawful attorney and agent, in the name and on behalf of the under-signed, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to enable General Dynamics Corporation to comply with the Securities Act of 1933, and the Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission
(The Commission) in respect thereof, in connection with annual reports to the commission on form 10-K, quarterly reports on form 10-Q, and other reports as required by General Dynamics Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the names of the undersigned in his capacity as Director and/or Officer of General Dynamics Corporation to reports filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including hereby ratifying and confirming all that the attorneys and agents, or any of them, has done, shall do or shall cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 29th day of March 1994.



/S/ WILLIAM A. ANDERS                        /S/ CHARLES H. GOODMAN
- ----------------------------------           ----------------------------------
William A. Anders                            Charles H. Goodman

/S/ THOMAS G. AYERS                          /S/ HARVEY KAPNICK
- ----------------------------------           ----------------------------------
Thomas G. Ayers                              Harvey Kapnick

/S/ FRANK C. CARLUCCI                        /S/ DAVID S. LEWIS
- ----------------------------------           ----------------------------------
Frank C. Carlucci                            David S. Lewis

/S/ NICHOLAS D. CHABRAJA                     /S/ JAMES R. MELLOR
- ----------------------------------           ----------------------------------
Nicholas D. Chabraja                         James R. Mellor

/S/ WILLIAM J. CROWE, JR.                    /S/ STANLEY C. PACE
- ----------------------------------           ----------------------------------
William J. Crowe, Jr.                        Stanley C. Pace

/S/ JAMES S. CROWN                           /S/ ALLEN E. PUCKETT
- ----------------------------------           ----------------------------------
James S. Crown                               Allen E. Puckett

/S/ LESTER CROWN                             /S/ BERNARD W. ROGERS
- ----------------------------------           ----------------------------------
Lester Crown                                 Bernard W. Rogers

                      /S/ ELLIOT H. STEIN
                      ----------------------------------
                      Elliot H. Stein